UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

July 1, 2007

Date of Report (Date of earliest event reported)

RENASANT CORPORATION

(Exact name of registrant as specified in its charter)

Mississippi	000-12154	64-0676974
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

209 Troy Street, Tupelo, Mississippi 38804

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (662) 680-1001

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

Effective July 1, 2007, Capital Bancorp, Inc., a Tennessee corporation (“Capital”), merged with and into Renasant Corporation, a Mississippi corporation (“Renasant”), and Capital Bank & Trust Company, a Tennessee-chartered bank and wholly-owned subsidiary of Capital (“Capital Bank”), merged with and into Renasant Bank, a Mississippi-chartered bank and wholly-owned subsidiary of Renasant. The mergers were effected pursuant to an Agreement and Plan of Merger dated as of February 5, 2007, as amended, by and among Renasant, Renasant Bank, Capital and Capital Bank (as amended, the “Merger Agreement”). Renasant and Renasant Bank were the surviving entities in the respective mergers.

Prior to the merger, Capital was a registered bank holding company headquartered in Nashville, Tennessee. As of March 31, 2007, Capital had total assets of approximately $587 million, deposits of approximately $476 million and total shareholders’ equity of approximately $36.1 million. Renasant, as the successor by merger to Capital, now operates seven banking offices in Franklin, Goodlettsville, Hendersonville, Hermitage and Nashville, Tennessee, in addition to the banking and loan production offices in Tennessee that Renasant operated prior to the merger. The deposits of Capital Bank are insured by the Federal Deposit Insurance Corporation.

Under the terms of the Merger Agreement, each stockholder of Capital had the right to elect to receive for all of such stockholder’s shares of Capital’s no par value common stock either (i) $38.00 in cash per share of Capital common stock, (ii) 1.2659 shares of Renasant’s $5.00 par value common stock per share of Capital common stock or (iii) a combination consisting of cash for 40% of such shares of Capital common stock and shares of Renasant common stock for 60% of such shares of Capital common stock at the same price and exchange ratio set forth above. Capital stockholders who did not elect the type of merger consideration they wished to receive were deemed to have elected to receive the combination of cash and shares of Renasant common stock described above. Capital stockholders will receive cash in lieu of fractional shares of Renasant common stock in an amount equal to the fraction of a share of Renasant common stock otherwise issuable multiplied by $23.63, which is the average closing price of one share of Renasant common stock on The NASDAQ Global Select Market for the ten trading days immediately preceding the last trading day prior to the closing date of the merger.

Pursuant to the Merger Agreement, regardless of a Capital stockholder’s election, all elections were limited by the requirements that not less than 60% or more than 65% of the aggregate shares of Capital common stock owned by Capital stockholders be exchanged for Renasant common stock and not less than 35% or more than 40% of the aggregate shares of Capital common stock owned by Capital stockholders be exchanged for cash. Registrar and Transfer Company, the Exchange Agent under the Merger Agreement, has determined, as provided in the merger agreement, that Capital stockholders in the aggregate elected to exchange more than 40% of the aggregate outstanding shares of Capital common stock for cash. Accordingly, the election of each Capital stockholder who elected to receive cash for all of such stockholder’s shares of Capital common stock has been redesignated. After the redesignation, a Capital stockholder who elected to receive cash for all of such stockholder’s shares of Capital common will instead receive cash in exchange for 42.3% of such stockholder’s Capital common stock and shares of Renasant common stock in exchange for 57.7% of such stockholder’s Capital common stock, at the same price and exchange ratio set forth above. The foregoing redesignation does not apply to any Capital stockholder (1) who elected to receive cash for all of such stockholder’s shares of Capital common stock but, upon giving effect to the redesignation, would receive fewer than ten shares of Renasant common stock, (2) who made a combination election consisting of cash for 40% of such stockholder’s Capital common stock and Renasant common stock for 60% of such stockholder’s Capital common stock or (3) who made an election to receive Renasant common stock for all of such stockholder’s Capital common stock.

After giving effect to the above-described redesignation, Renasant expects to pay approximately $56 million in cash and to issue approximately 2.8 million shares of Renasant common stock in the transaction. Renasant intends to fund the cash portion of the merger consideration from the proceeds of its underwritten public offering of 2.76 million shares of Renasant common stock (which includes 360,000 shares of common stock issued upon the underwriters’ exercise of their over-allotment option), which was completed on May 11, 2007 (with respect to the initial offering) and June 1, 2007 (with respect to the issuance of shares in connection with the exercise of the over-allotment option).

There are no material relationships between Capital’s stockholders and Renasant or any of its affiliates, or any director or officer of Renasant, or any associate of any such director or officer, in each case other than in respect of the transactions contemplated by the Merger Agreement.

The foregoing description of the mergers and the Merger Agreement is qualified in its entirety by reference to the Agreement and Plan of Merger dated February 5, 2007, as amended, by and among Renasant, Renasant Bank, Capital and Capital Bank, which is attached as exhibit 2.1 hereto and was attached as Annex A-1 to the Prospectus dated May 24, 2007 (the “Prospectus”) forming a part of the Pre-Effective Amendment No. 1 to Form S-4 Registration Statement filed by Renasant with the SEC under the Securities Act of 1933, as amended, on May 15, 2007 and declared effective by the SEC on May 17, 2007 (File No. 333-141449). The Merger Agreement is incorporated by reference into this Item 2.01.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the merger of Capital with and into Renasant described in Item 2.01 above, R. Rick Hart was appointed as an Executive Vice President of Renasant and President of the Tennessee Division of Renasant Bank effective July 1, 2007. Mr. Hart, 58, served prior to the merger as the Chairman, President and Chief Executive Officer of Capital and Capital Bank since 2001. Effective as of July 1, 2007, Mr. Hart entered into an employment agreement with Renasant, pursuant to which Mr. Hart will serve in the aforementioned capacities. Also effective as of July 1, 2007, Mr. Hart entered into a termination and release agreement with Renasant, Capital and Capital Bank. A detailed description of Mr. Hart’s employment agreement and his termination and release agreement, including the payments required to be made to Mr. Hart under these agreements, was previously reported on pages 66-68 of the Prospectus under the heading “Interests of Certain Persons in the Merger—Employment Agreement and Termination and Release Agreement with R. Rick Hart.” Such information is incorporated by reference into this Item 5.02. The description of Mr. Hart’s employment agreement and his termination and release agreement in the Prospectus is qualified in its entirety by reference to the respective agreements, copies of which are attached hereto as exhibit 10.1 and exhibit 10.2, respectively, and incorporated by reference into this Item 5.02.

Also in connection with the merger, John W. Gregory was appointed as an Executive Vice President of Renasant Bank effective July 1, 2007. Mr. Gregory, 55, served prior to the merger as the Executive Vice President and Chief Operating Officer of Capital and Capital Bank since 2001. Effective as of July 1, 2007, Mr. Gregory entered into an employment agreement with Renasant Bank, pursuant to which Mr. Gregory will serve in the aforementioned capacity. Also effective as of July 1, 2007, Mr. Gregory entered into a termination and release agreement with Renasant, Capital and Capital Bank. A detailed description of Mr. Gregory’s employment agreement and his termination and release agreement, including the payments required to be made to Mr. Gregory under these agreements, was previously reported on pages 68-70 of the Prospectus under the heading “Interests of Certain Persons in the Merger—Employment Agreement and Termination and Release Agreement with John W. Gregory, Jr.” Such information is incorporated by reference into this Item 5.02. The description of Mr. Gregory’s employment agreement and his termination and release agreement in the Prospectus is qualified in its entirety by reference to the respective agreements, copies of which are attached hereto as exhibit 10.3 and exhibit 10.4, respectively, and incorporated by reference into this Item 5.02.

Renasant also assumed the supplemental executive retirement agreements that Capital and Capital Bank maintained with each of R. Rick Hart and John W. Gregory, Jr. Prior to the consummation of the merger of Capital into Renasant, Capital, Capital Bank and Mr. Hart or Mr. Gregory, as applicable, amended these agreements to provide (1) that the consummation of the merger would not constitute a change in control of Capital under such agreements, (2) that the agreements will fully vest benefits following termination of employment without cause (as defined in their respective employment agreements) or resignation in connection with a constructive termination (as defined in their respective employment agreements) and (3) that upon a termination of employment without cause or resignation in connection with a constructive termination, normal benefits shall be payable under those agreements commencing at the normal retirement age as defined in those agreements. Certain unvested stock options held by Mr. Hart and Mr. Gregory were similarly amended. This description of the amendments to Mr. Hart’s and Mr. Gregory’s supplemental executive retirement agreements and their stock option agreements is qualified in its entirety by reference to the respective agreements, copies of which are attached hereto as exhibits 10.5 through 10.10, and incorporated by reference into this Item 5.02.

Finally, as required by the Merger Agreement, Renasant’s Board of Directors elected Albert J. Dale, III, R. Rick Hart and Michael D. Shmerling to serve as directors of Renasant, effective July 1, 2007. Messrs. Dale, Hart and Shmerling will each stand for election at Renasant’s 2008 annual meeting of shareholders. The committee assignments for Messrs. Dale, Hart and Shmerling will be determined at a future meeting of Renasant’s Board of Directors. Messrs. Dale and Shmerling will be entitled to participate in the compensation plans and arrangements currently available to members of Renasant’s Board of Directors. Mr. Hart, as an employee of Renasant, will not receive any additional compensation for his service as a director.

After giving effect to the merger of Capital Bank into Renasant Bank, each of Messrs. Hart, Gregory, Dale and Shmerling, businesses with which they are associated, and members of their immediate families are customers of Renasant Bank and have loans with Renasant Bank. In the opinion of Renasant’s board of directors, these transactions were made in the ordinary course of business, were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and do not involve more than the normal risk of collectability or present other unfavorable features. Other than such loan transactions, there are no related party transactions between Renasant and/or Renasant Bank, on the one hand, and Messrs. Hart, Gregory, Dale or Shmerling, on the other hand. There are no family relationships between Messrs. Hart, Gregory, Dale or Shmerling and any other director or any executive officer of Renasant.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

To be filed by amendment to this Form 8-K no later than September 14, 2007.

(b)	Pro forma financial information.

To be filed by amendment to this Form 8-K no later than September 14, 2007.

(d)	Exhibits.

The following exhibits are filed herewith:

Exhibit Number	Description
2.1	Agreement and Plan of Merger by and among Renasant Corporation, Renasant Bank, Capital Bancorp, Inc. and Capital Bank & Trust Company, dated as of February 5, 2007, as amended by Amendment Number One to Agreement and Plan of Merger dated March 2, 2007 (incorporated by reference to Annex A-1 to the Prospectus dated May 24, 2007 forming a part of the Pre-Effective Amendment No. 1 to Form S-4 Registration Statement filed by Renasant Corporation with the SEC under the Securities Act of 1933, as amended, on May 15, 2007 (File No. 333-141449)). Pursuant to Item 601(b)(2) of Regulation S-K, the disclosure schedules to this agreement have been omitted from this filing. Renasant Corporation agrees to furnish the SEC a copy of such schedules upon request.

10.1	Employment Agreement dated as of June 29, 2007 by and between R. Rick Hart and Renasant Corporation.

10.2	Termination and Release Agreement dated as of June 29, 2007 by and among R. Rick Hart, Capital Bancorp, Inc., Capital Bank & Trust Company and Renasant Corporation.

10.3	Employment Agreement dated as of June 29, 2007 by and between John W. Gregory, Jr. and Renasant Bank.

10.4	Termination and Release Agreement dated as of June 29, 2007 by and among John W. Gregory, Jr., Capital Bancorp, Inc., Capital Bank & Trust Company and Renasant Corporation.

10.5	Second Amendment to the Capital Bank & Trust Company Supplemental Executive Retirement Plan Agreement dated August 20, 2003 for R. Rick Hart, executed June 29, 2007.

10.6	Second Amendment to the Capital Bank & Trust Company Supplemental Executive Retirement Plan Agreement dated July 10, 2006 for R. Rick Hart, executed June 29, 2007.

10.7	Second Amendment to the Capital Bank & Trust Company Supplemental Executive Retirement Plan Agreement dated August 20, 2003 for John W. Gregory, Jr., executed June 29, 2007.

10.8	Second Amendment to the Capital Bank & Trust Company Supplemental Executive Retirement Plan Agreement dated July 10, 2006 for John W. Gregory, Jr., executed June 29, 2007.

10.9	Supplemental Agreement to the Capital Bancorp, Inc. 2001 Stock Option Plan for R. Rick Hart, executed June 29, 2007.

10.10	Supplemental Agreement to the Capital Bancorp, Inc. 2001 Stock Option Plan for John W. Gregory, Jr., executed June 29, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RENASANT CORPORATION
Registrant

DATE: July 6, 2007	/s/ E. Robinson McGraw
E. Robinson McGraw
President & Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1	Employment Agreement dated as of June 29, 2007 by and between R. Rick Hart and Renasant Corporation.

10.2	Termination and Release Agreement dated as of June 29, 2007 by and among R. Rick Hart, Capital Bancorp, Inc., Capital Bank & Trust Company and Renasant Corporation.

10.3	Employment Agreement dated as of June 29, 2007 by and between John W. Gregory, Jr. and Renasant Bank.

10.4	Termination and Release Agreement dated as of June 29, 2007 by and among John W. Gregory, Jr., Capital Bancorp, Inc., Capital Bank & Trust Company and Renasant Corporation.

10.5	Second Amendment to the Capital Bank & Trust Company Supplemental Executive Retirement Plan Agreement dated August 20, 2003 for R. Rick Hart, executed June 29, 2007.

10.6	Second Amendment to the Capital Bank & Trust Company Supplemental Executive Retirement Plan Agreement dated July 10, 2006 for R. Rick Hart, executed June 29, 2007.

10.7	Second Amendment to the Capital Bank & Trust Company Supplemental Executive Retirement Plan Agreement dated August 20, 2003 for John W. Gregory, Jr., executed June 29, 2007.

10.8	Second Amendment to the Capital Bank & Trust Company Supplemental Executive Retirement Plan Agreement dated July 10, 2006 for John W. Gregory, Jr., executed June 29, 2007.

10.9	Supplemental Agreement to the Capital Bancorp, Inc. 2001 Stock Option Plan for R. Rick Hart, executed June 29, 2007.

10.10	Supplemental Agreement to the Capital Bancorp, Inc. 2001 Stock Option Plan for John W. Gregory, Jr., executed June 29, 2007.